U.S. SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549


                                                     FORM 8-K/A


                                                  Current Report
                                          Pursuant to Section 13 or 15(d)
                                     of the Securities Exchange Act of 1934.




         Date of Report (Date of earliest event reported) March 31,2000
                                  -------------

                           WESTBURY METALS GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                    New York

                 (State or Other Jurisdiction of Incorporation)

     33-42408-NY                                 11-3023099
 -------------------------                   --------------------
Commission File Number)                    (I.R.S. Employer Identification No.)


                   750 Shames Drive, Westbury, New York 11590
                   ------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (516) 997-8333
              (Registrant's telephone number, including area code)

ITEM 2. Acquisition or Disposition of Assets

         On March 31,2000, the Registrant, through its wholly owned subsidiary, Reliable - West Tech, Inc., a Delaware corporation ("RWT"), entered into an agreement (the "Asset Purchase Agreement") with Southwestern Services, Inc. t/a S.P.M. Corp. ("SPM"), a Virginia corporation, to purchase those assets (excluding cash)of SPM which relate to SPM's business in the manufacture, processing and sale of silver anodes, silver cyanide and potassium silver cyanide. This transaction, which is scheduled to close on or before April 21, 2000, is subject to the approval of RWT's lending institution, Sovereign Bank of New England ("Sovereign"), and to the satisfactory completion of RWT's due diligence investigation. SPM is a manufacturer of silver semi-fabricated products for the industrial plating industries. RWT will use the purchased assets to continue the business operations of SPM with respect to the manufacture, processing and sale of silver anodes, silver cyanide and potassium silver cyanide.

RWT purchased the Purchased Assets for an aggregate purchase price of $2,651,878.92 (which included the sum of $1,351,878.92 for the purchase of those of SPM's accounts receivable, which were approved for purchase by RWT's lender, Sovereign Bank of New England ("Sovereign"). In addition to the accounts receivable, RWT purchased fixed assets consisting of machinery and equipment with a stated value of $50,000. RWT also recorded on its books and records goodwill of $1,250,000. The purchase price was paid as follows: $60,000 withdrawn from an escrow account, which was previously set up, and $2,361,878.92 paid at the closing by wire transfer of cash. RWT borrowed the $2,361,878.92 from its lender, Sovereign, under the parties revolving credit agreement. The balance of $225,000 was paid by the execution and delivery of a promissory note in the principal amount of $225,000, payable interest only for the first two years, after which RWT pays principal and interest semi-annually in equal installments for six years.

ITEM 7.  Financial Statements, Pro Forma Exhibits.
-------------------------------------------------

(a)  Financial Statements of Businesses Acquired

        1.  Independent Auditors Report dated January 12, 2001.
        2.  Balance Sheets for the two years ended December 31, 1999.
        3.  Statements of Income for the two years ended December 31, 1999.
        4.  Statements of Retained Earnings for the two years ended
              December 31, 1999.
        5.  Statements of Cash Flows for the two years ended December 31, 1999.
        6.  Notes to Financial Statements.

(b)   Pro-Forma Consolidated Balance Sheets
      Pro-Forma Statement of Operations


(c)       Exhibits

                  1.       Copy of Asset Purchase Agreement dated as of
                           March 31,2000.

                  2. Copy of Employment Agreement between Reliable - West Tech, Inc and Allen O. Woody, III dated as of April 21, 2000.

                           SOUTHWESTERN SERVICES, INC.
                               T/A SPM CORPORATION

                              FINANCIAL STATEMENTS

                 For the Years Ended December 31, 1999 and 1998



                                  - CONTENTS -





                                        PAGE

INDEPENDENT AUDITORS' REPORT             1

FINANCIAL STATEMENTS

  Balance Sheets                         2

  Statements of Income                   3

  Statements of Retained Earnings        4

  Statements of Cash Flows               5

  Notes to Financial Statements          6

                              Salyer, Garbee & Co.
                          209 Boulevard, P.O. Box 1024
                             Salem, Virginia 24153

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors
Southwestern Services, Inc.


     We have audited the accompanying balance sheets of Southwestern Services, Inc., T/A SPM Corporation as of December 31, 1999 and 1998, and the related statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     Except as discussed in the following paragraph, we conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     We did not observe the taking of the physical inventories at December 31, 1999, 1998 and 1997 (stated at $1,254,172, $1,260,843 and $1,572,217, respectively), since those dates were prior to the time we were initially engaged as auditors for the company. We were unable to satisfy ourselves about inventory quantities by means of other auditing procedures.

     In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to observe the physical inventories taken as of December 31, 1999, 1998 and 1997, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Southwestern Services, Inc. T/A SPM Corporation, as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

     As discussed in Note 6 to the financial statements, on March 31, 2000, the company entered into an asset purchase agreement to sell a significant portion of its total assets and operations.






January 12, 2001

                           SOUTHWESTERN SERVICES, INC.
                               T/A SPM CORPORATION
                                 BALANCE SHEETS
                        As of December 31, 1999 and 1998


                                                                          ASSETS

                                                                                                            1999              1998
                                                                                                        ------------      ---------

CURRENT ASSETS
  Cash and cash equivalents ......................................................................       $    2,009       $   21,474
  Accounts receivable ............................................................................        1,541,067        1,333,505
  Inventory ......................................................................................        1,254,172        1,260,843
                                                                                                         ----------       ----------

          TOTAL CURRENT ASSETS ...................................................................        2,797,248        2,615,822
                                                                                                         ----------       ----------

PROPERTY AND EQUIPMENT
  Land ...........................................................................................           18,793           18,793
  Building and improvements ......................................................................          122,842          110,659
  Equipment ......................................................................................          199,332          196,717
                                                                                                         ----------       ----------
                                                                                                            340,967          326,169
  Less accumulated depreciation ..................................................................          187,366          174,163
                                                                                                         ----------       ----------

          TOTAL PROPERTY AND EQUIPMENT ...........................................................          153,601          152,006
                                                                                                         ----------       ----------

          TOTAL ASSETS ...........................................................................       $2,950,849       $2,767,828
                                                                                                         ==========       ==========


                                                 LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable ...............................................................................       $   65,574       $     --
  Line of credit .................................................................................          603,078          886,390
  Current portion of note payable ................................................................          171,429          171,429
  Accrued expenses ...............................................................................            6,812           15,371
  Loan from stockholder ..........................................................................          500,000             --
                                                                                                         ----------       ----------

          TOTAL CURRENT LIABILITIES ..............................................................        1,346,893        1,073,190

LONG-TERM LIABILITIES
  Note payable-net of current portion ............................................................          423,809          595,237
                                                                                                         ----------       ----------

          TOTAL LIABILITIES ......................................................................        1,770,702        1,668,427
                                                                                                         ----------       ----------

STOCKHOLDERS' EQUITY
  Common stock-$1 par, 5,000 shares authorized,
    issued and outstanding .......................................................................            5,000            5,000
  Retained earnings ..............................................................................        1,175,147        1,094,401
                                                                                                         ----------       ----------

          TOTAL STOCKHOLDERS' EQUITY .............................................................        1,180,147        1,099,401
                                                                                                         ----------       ----------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY .............................................       $2,950,849       $2,767,828
                                                                                                         ==========       ==========




See notes to financial statements.

                                                      SOUTHWESTERN SERVICES, INC.
                                                          T/A SPM CORPORATION
                                                         STATEMENTS OF INCOME
                                            For the Years Ended December 31, 1999 and 1998


                                                                                             1999                            1998
                                                                                          ------------                    ---------

SALES ..................................................................                   $29,815,559                   $15,001,692
                                                                                           -----------                   -----------

COST OF SALES
  Inventory, January 1 .................................................                     1,260,843                     1,572,217
  Materials ............................................................                    28,780,813                    13,891,470
  Payroll ..............................................................                       229,851                       125,342
  Supplies .............................................................                       153,669                        50,287
  Shipping .............................................................                        71,323                        72,020
  Subcontracts .........................................................                        31,964                        31,895
  Commissions ..........................................................                        13,626                          --
  Depreciation .........................................................                        13,203                         9,500
                                                                                           -----------                   -----------
                                                                                            30,555,292                    15,752,731
  Less inventory, December 31 ..........................................                     1,254,172                     1,260,843
                                                                                           -----------                   -----------
                                                                                            29,301,120                    14,491,888

GROSS PROFIT ...........................................................                       514,439                       509,804
                                                                                           -----------                   -----------

OPERATING EXPENSES
  Equipment repairs ....................................................                         3,508                         3,946
  Insurance ............................................................                        12,397                         9,463
  Interest .............................................................                       130,940                       136,701
  Professional fees ....................................................                         6,635                        13,035
  Salaries and wages-officers ..........................................                        52,000                        52,000
  Taxes and licenses ...................................................                        18,219                        17,300
  Travel ...............................................................                        39,883                        36,317
  Utilities and telephone ..............................................                        40,209                        37,390
  Other ................................................................                        19,902                        17,062
                                                                                           -----------                   -----------
                                                                                               323,693                       323,214
                                                                                           -----------                   -----------

NET INCOME .............................................................                   $   190,746                   $   186,590
                                                                                           ===========                   ===========

See notes to financial statements.

                                                      SOUTHWESTERN SERVICES, INC.
                                                          T/A SPM CORPORATION
                                                    STATEMENTS OF RETAINED EARNINGS
                                            For the Years Ended December 31, 1999 and 1998

                                                                1999              1998
                                                               ------------      ------------

RETAINED EARNINGS, JANUARY 1 .......................          $1,094,401          $1,022,338

ADD - NET INCOME FOR PERIOD ........................             190,746             186,590

LESS - STOCKHOLDER DISTRIBUTIONS ...................           (110,000)            (114,527)
                                                               ----------          ----------

RETAINED EARNINGS, DECEMBER 31 .....................          $1,175,147          $1,094,401
                                                               ==========          ==========

See notes to financial statements.

                                                      SOUTHWESTERN SERVICES, INC.
                                                          T/A SPM CORPORATION
                                                       STATEMENTS OF CASH FLOWS
                                            For the Years Ended December 31, 1999 and 1998


                                                                               1999              1998
                                                                            -----------      ------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income .......................................................        $190,746        $186,590
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Depreciation .................................................          13,203           9,500
      (Increase) Decrease in:
        Accounts receivable ........................................        (207,562)        151,240
        Inventory ..................................................           6,671         311,374
        Employee advances ..........................................            --             3,859
        Prepaid payroll taxes ......................................            --                26
      Increase (Decrease) in:
        Accounts payable ...........................................          65,574        (245,487)
        Accrued expenses ...........................................          (8,559)         15,371
                                                                              --------        --------

          NET CASH PROVIDED BY OPERATING ACTIVITIES ................          60,073         432,473
                                                                             --------        --------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of property and equipment ...............................         (14,798)        (70,715)
                                                                             --------        --------

          NET CASH USED IN INVESTING ACTIVITIES ....................         (14,798)        (70,715)
                                                                             --------        --------

CASH FLOWS FROM FINANCING ACTIVITIES
  Net short-term borrowings (repayments) ...........................        (283,312)       (756,423)
  Proceeds from long-term borrowings ...............................            --           700,000
  Repayment of long-term borrowings ................................        (171,428)       (171,429)
  Proceeds of stockholder loan .....................................         500,000            --
  Distributions to stockholders ....................................        (110,000)       (114,527)
                                                                            --------        --------

          NET CASH USED IN FINANCING ACTIVITIES ....................        ( 64,740)       (342,379)
                                                                             --------        --------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS ...............        ( 19,465)         19,379

CASH AND CASH EQUIVALENTS, BEGINNING ...............................          21,474           2,095
                                                                             --------        --------

CASH AND CASH EQUIVALENTS, ENDING ..................................        $  2,009        $ 21,474
                                                                             ========        ========

SUPPLEMENTAL CASH FLOW DISCLOSURES

  Cash paid for interest ...........................................         132,712         128,117


See notes to financial statements.


                           SOUTHWESTERN SERVICES, INC.
                               T/A SPM CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1999 and 1998


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Southwestern Services, Inc. was incorporated on July 1, 1986 and is in the business of refining metals, specifically silver. Its market area consists of the United States, Canada and Puerto Rico. The company grants credit to its customers in the ordinary course of business.

  Accounts Receivable

       The company anticipates all receivables to be collectible and therefore no allowance for doubtful accounts has been provided.

  Inventory

       Inventory is valued at the lower of cost (first-in, first-out basis) or market.

  Property and Equipment

       Property and equipment are recorded at cost. Depreciation is provided using both straight-line and accelerated methods over the estimated useful lives of the assets.

       Expenditures for maintenance and repairs are charged to operations as incurred. Expenditures for betterments and major renewals are capitalized. The cost of assets sold or retired and the related amounts of accumulated depreciation are eliminated from the accounts in the year of disposal and the resulting gains or losses are included in operations.

  Income Taxes

The company, with the consent of its shareholders, has elected under the Internal Revenue Code to be an S Corporation. In lieu of corporation income taxes, the shareholders of an S Corporation are taxed on their proportionate share of the company's taxable income. Therefore, no provision or liability for income taxes has been included in the financial statements.

  Cash and Cash Equivalents

       For purposes of financial statement presentation, the company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

  Use of Estimates by Management

       Management  uses  estimates  and   assumptions  in  preparing   financial
statements in accordance with generally accepted  accounting  principles.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent  assets and liabilities,  and the reported revenues and expenses.  Actual results could vary from the estimates that were assumed in preparing the financial statements.

                           SOUTHWESTERN SERVICES, INC.
                               T/A SPM CORPORATION
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
                           December 31, 1999 and 1998


NOTE 2 - INVENTORY

       Inventory consists primarily of silver in various forms and stages of refinement.


NOTE 3 - LINE OF CREDIT

       The company has a line of credit of $2,000,000 with Crestar Bank, which is due on demand, with interest at the 30-day L.I.B.O.R. plus a margin of 1.6%.
The note is secured by all assets of the company, certain real estate and marketable securities of Allen O. Woody III, and the personal endorsements of Allen O. Woody III and Barry N. Driskill. As of December 31, 1999, the company had utilized $603,078 of its credit line. This credit arrangement expires on April 30, 2000.


NOTE 4 - NOTES PAYABLE
                                                                                              1999              1998
                                                                                          ------------      ------------
       Note  payable  to  Crestar  Bank  dated May 4,  1994,  payable in monthly installments  of $5,952.38  plus interest  (floating rate at the 30-day
         L.I.B.O.R.  plus a margin  of  1.75%),  secured  by all  assets  of the company and the personal endorsements of Allen O. Woody, III
         and Barry N. Driskill.                                                         $   95,238        $ 166,666

       Note payable to Crestar Bank dated December 22, 1997,  payable in monthly installments of $8,333.33 plus interest (floating rate at the
        30-day L.I.B.O.R. plus a margin of 1.6%), secured by all assets of the company, certain real estate and marketable securities of Allen O.
        Woody III and the personal endorsement of Allen O. Woody III.                     500,000          600,000
                                                                                        ----------       ----------

       Total                                                                               595,238           766,666

       Less amount due currently                                                           171,429          171,429
                                                                                         ----------       ----------

       Long-term portion                                                                 $ 423,809         $ 595,237
                                                                                         =========         =========

       Future maturities of these notes are as follows:

                                            2000                        $  171,429
                                            2001                           123,809
                                            2002                           100,000
                                            2003                           100,000
                                            2004                           100,000
                                                                       -----------

                                                                       $  595,238


NOTE 5 - LOAN FROM STOCKHOLDER

       Allen O. Woody III loaned the company $500,000 during 1999. The unsecured note is due on demand  with a floating  interest  rate at the 30-day  L.I.B.O.R.
plus a margin of 1.8%.

                           SOUTHWESTERN SERVICES, INC.
                               T/A SPM CORPORATION
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
                           December 31, 1999 and 1998


NOTE 6 - SUBSEQUENT EVENT

       On March 31, 2000, the company  entered into an asset purchase  agreement with Reliable-West  Tech, Inc.  (Reliable) to sell a significant  portion of its assets related to the manufacture and sale of silver anodes,  and the purchasing and  distribution of silver cyanide and potassium  silver cyanide.  These assets
consist  of  accounts  receivable   ($1,351,879)  and  equipment  ($20,000)  and
represent  approximately  46% of the  company's  total  assets.  Sales  for this portion of the company's  business  accounted for 43% and 85% of gross  revenues for the years ended December 31, 1999 and 1998, respectively.

       The company will continue operations in the following areas: Fabrication and distribution of nickel and tin anodes, sales of gold plating salts, refining of gold and silver, and distribution of products for Reliable.



                  WESTBURY METALS GROUP, INC., AND SUBSIDIARIES
                      PRO-FORMA CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
 ------------------------------------------------------------------------
                                                                                                                           PRO-FORMA
                                                                                         MARCH 31,    ADJUSTMENTS - SPM    MARCH 31,
                                                                                         2000        PURCHASED ASSETS         2000
                                                                                           ----------------------------------------
                     ASSETS

                     CURRENT ASSETS:
   Cash .............................................................................   $    728,413    $       --     $  728,413.4
   Accounts receivable - net of allowance of $23,284 and $17,000, respecttively            5,878,155       1,351,879      7,230,034
   Inventory ........................................................................      3,897,891            --        3,897,891
   Prepaid expenses and other current assets ........................................        415,484            --          415,484
                                                                                        ------------    ------------   ------------
         Total current assets .......................................................     10,919,943       1,351,879     12,271,822

PROPERTY, PLANT AND EQUIPMENT  - Net ................................................      2,307,455          50,000      2,357,455

GOODWILL - Net ......................................................................      1,358,179       1,250,000      2,608,179

OTHER ASSETS ........................................................................        288,510            --          288,510
                                                                                        ------------    ------------   ------------

TOTAL ASSETS ........................................................................   $ 14,874,087    $  2,651,879   $ 17,525,966
                                                                                        ============    ============   ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable and accrued expenses ............................................   $  1,900,884    $       --        1,900,884
   Due to former Reliable shareholder ...............................................           --              --             --
   Notes payable and current portion of long-term debt ..............................      4,121,351       2,426,879      6,548,230
   Due to customers .................................................................        946,347            --          946,347
                                                                                        ------------    ------------   ------------

         Total current liabilities ..................................................      6,968,582       2,426,879      9,395,461

LONG TERM DEBT ......................................................................      1,141,901         225,000      1,366,901

STOCKHOLDERS' EQUITY:
   Common stock $.001 par value; Authorized 50,000,000
   shares; 5,270,028 and 3,247,312 issued and outstanding shares ....................          5,270            --            5,270
   Capital in excess of par value ...................................................      9,772,503            --        9,772,503
   Accumulated other comprehensive loss .............................................        (69,265)           --          (69,265)
   Accumulated deficit ..............................................................     (2,944,904)           --       (2,944,904)
                                                                                        ------------    ------------   ------------

Total stockholders' equity ..........................................................      6,763,604            --        6,763,604
                                                                                        ------------    ------------   ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ..........................................   $ 14,874,087    $  2,651,879   $ 17,525,966
                                                                                        ============    ============   ============

                  WESTBURY METALS GROUP, INC., AND SUBSIDIARIES
                 PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
 ---------------------------------------------------------------------------



                                                                       FOR THE NINE                     PRO-FORMA
                                                                       MONTHS ENDED                     FOR THE NINE
                                                                        MARCH 31,    ADJUSTMENTS - SPM  MONTHS ENDED
                                                                         2000           BUSINESS        MARCH 31, 2000
                                                                       -------------------------------------------------
            REVENUES:
               Precious metal sales .............................    $ 55,160,458     $ 10,698,930    $ 65,859,388
               Refining .........................................       8,286,523             --         8,286,523
                                                                      ------------    ------------     ------------
                    Total revenues ..............................      63,446,981       10,698,930      74,145,911
                                                                       ------------    ------------     ------------

            COST OF SALES:
               Cost of precious metal sales .....................      53,064,841        9,953,024      63,017,866
               Cost of refining .................................       7,130,402             --         7,130,402
                                                                       ------------    ------------     ------------

                     Total cost of sales ........................      60,195,243        9,953,024      70,148,268
                                                                       ------------    ------------     ------------

            GROSS PROFIT ........................................       3,251,738          745,906       3,997,643
                                                                       ------------    ------------     ------------

            OPERATING EXPENSES:
               Selling, general and administrative ..............       3,124,112          158,661       3,282,773
               Depreciation and amortization ....................         374,135           54,153         428,288
                                                                       ------------    ------------     ------------

                    Total operating expenses ....................       3,498,247          212,814       3,711,061
                                                                       ------------    ------------     ------------

            EARNINGS (LOSS) FROM OPERATIONS .....................        (246,509)         533,092         286,582
                                                                        ------------    ------------     ------------

            OTHER EXPENSES (INCOME)
               Interest expense .................................         753,223          347,787       1,101,010
               Interest income ..................................         (21,051)            --           (21,051)
               Non-cash warrant charge ..........................       1,200,570             --         1,200,570
               Other income .....................................            --               --              --
                                                                        ------------    ------------     ------------

                  Total other expenses ..........................       1,932,742          347,787       2,280,529
                                                                        ------------    ------------     ------------

            INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES .....      (2,179,251)         185,305      (1,993,947)
            PROVISION FOR INCOME TAXES ..........................            --               --              --
                                                                       ------------    ------------     ------------

            NET LOSS ............................................    $ (2,179,251)    $    185,305    $ (1,993,947)
                                                                      ============    ============     ============

            NET LOSS PER SHARE - Basic ..........................    $      (0.56)    $       0.05    $      (0.51)
                                                                      ============    ============     ============
            NET LOSS PER SHARE - Diluted ........................    $      (0.56)    $       0.04    $      (0.51)
                                                                      ============    ============     ============
            WEIGHTED AVERAGE NUMBER OF SHARES
               OUTSTANDING - Basic ..............................       3,915,205        3,915,205       3,915,205
                                                                      ============    ============     ============
            WEIGHTED AVERAGE NUMBER OF SHARES
               OUTSTANDING - Diluted ............................       3,915,205        4,121,048       3,915,205
                                                                      ============    ============     ============


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           WESTBURY METALS GROUP, INC.
                                  (Registrant)



By: /s/ Mark R. Buckley, Chief Financial Officer
    Mark R. Buckley, Chief Financial Officer


DATED:  March 27, 2001